                                                                 S E L I G M A N
                                                       -------------------------
                                                                 Cash Management
                                                                      Fund, Inc.

                                 Mid-Year Report

                                  June 30, 2000

                                   -----------

                           A Money Market Mutual Fund
                           Seeking to Preserve Capital
                            and to Maximize Liquidity
                               and Current Income

TO THE SHAREHOLDERS

The six months ended June 30, 2000, continued to be characterized by steadily increasing short-term rates, and Seligman Cash Management Fund has been operating within a rising-rate environment for over a year. This environment benefited the Fund by allowing it to purchase higher-yielding short-term securities.

This rising-rate environment was the result of the Federal Reserve Board's actions to tighten economic policy in response to potential inflationary pressures, and since June 1999, it has increased the federal funds rate 175 basis points, from 4.75%, before its June 1999 meeting, to 6.50%, following its most recent increase of 50 basis points in May 2000.

Despite these increases, the US economy remained strong and market watchers became concerned that the Fed's rate increases were not having the desired effect of cooling the economy. In June, however, evidence began to appear that an economic slowdown was in fact beginning to occur. While we believe that the Fed is unlikely to be as aggressive in raising rates as it has been over the past one-year period, it may take further action until it believes that inflation is no longer a significant near-term threat.

Looking ahead, we believe that the US economy will slow in response to the Fed's tightening actions and that the economy will be able to achieve a rare "soft landing." In such an environment, interest rates should stabilize and inflationary worries should subside. Seligman Cash Management Fund should continue to benefit from the higher yields that are available now, as opposed to one year ago.

Thank you for your continued support of Seligman Cash Management Fund. A discussion with your Portfolio Manager, as well as the Fund's investment results, portfolio of investments, and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,


/s/ William C. Morris

William C. Morris
Chairman

                                                               /s/ Brian T. Zino

                                                                   Brian T. Zino
                                                                       President

August 4, 2000

INTERVIEW WITH YOUR PORTFOLIO MANAGER, GARY S. ZELTZER

Q: What economic and market factors influenced Seligman Cash Management Fund during the first half of its fiscal year?

A: During the six-month period, the Federal Reserve Board continued to raise interest rates in an effort to slow the economy. At the beginning of the period, the federal funds rate was 5.50%; by period-end, it was 6.50%. This 100 basis point increase was accomplished through three rate hikes -- the final one a relatively steep 50 basis point hike in May. At the Fed's June meeting, it voted to leave rates unchanged, but expressed concern about the strength of the economy, and particularly the tight labor market.

    Higher short-term yields benefited Seligman Cash Management Fund. On December 31, 1999, the 30-day effective yield for the Fund's Class A shares was 4.75%; by period-end, this yield had risen to 5.90%.

Q:  What was your investment strategy?

A: During the past six months, the yield curve was actually inverted, which means short-term bonds were delivering more yield than long-term bonds. For this reason, we remained invested in the short end of the market. On June 30, 2000, the Fund's weighted average maturity was just 11 days. We continued to focus on bonds with high credit quality.

Q:  What is your outlook?

A: Toward the end of the period, evidence began to appear that the economy was slowing -- an event the Fed has been working toward for some time. Most market watchers believe that the Fed is not finished raising interest rates; however, it seems that the worst of the hikes are behind us, and the economy appears ready to make a soft landing. We believe that the Fed will moderate its policy accordingly and that interest rates will stabilize.


A TEAM APPROACH

Seligman Cash Management Fund is managed by the Seligman Taxable Fixed Income Team, headed by Gary S. Zeltzer. Mr. Zeltzer is assisted by seasoned research professionals who are responsible for identifying quality money market instruments in order to preserve investors' capital and to maximize liquidity and current income.


[PHOTO]

Taxable Fixed Income Team: (standing, from left) Brian Turner, Deborah Joseph (Administrative Assistant), Greg Siegel, (seated, from left) Gary Zeltzer (Portfolio Manager), Nicholas Walsh.

INVESTMENT RESULTS
June 30, 2000

                                                    CLASS A          CLASS B          CLASS C         CLASS D
                                                 ------------      -----------      ----------      -----------
Net Assets ....................................  $234,729,004      $37,735,042      $3,613,951      $24,030,550
Net Asset Value per Share .....................         $1.00            $1.00           $1.00            $1.00
Number of Shareholders ........................        10,435            2,087             235            1,746
Dividends* ....................................        $0.026           $0.021          $0.022           $0.021
Annualized Net Yield per Share ................          5.23%            4.25%           4.42%            4.25%
Annualized Effective Yield per Share With
  Dividends Invested Monthly ..................          5.36%            4.33%           4.51%            4.33%

------------------
* For the six months ended June 30, 2000. Investment in the Fund is neither insured nor guaranteed by the US Government, and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

                                        3

PORTFOLIO OF INVESTMENTS
June 30, 2000

                                                                        ANNUALIZED
                                                                         YIELD ON         PRINCIPAL
                                                                       PURCHASE DATE       AMOUNT           VALUE
                                                                       -------------    -----------      ------------
FIXED TIME DEPOSITS  75.0%
ABN-AMRO Bank, Grand Cayman, 7%, 7/3/2000............................       7.12%       $15,000,000      $ 15,000,000
Bank of America, Grand Cayman, 6.875%, 7/3/2000......................       6.99         15,000,000        15,000,000
Bank of Montreal, Grand Cayman, 6.75%, 7/3/2000......................       6.86         15,000,000        15,000,000
Bank of Nova Scotia, Grand Cayman, 7%, 7/3/2000......................       7.12         15,000,000        15,000,000
Bank One, Grand Cayman, 6.75%, 7/3/2000..............................       6.86         15,000,000        15,000,000
Bayerische Hypo-und Vereinsbank, Grand Cayman, 6.875%, 7/3/2000......       6.99         15,000,000        15,000,000
Canadian Imperial Bank of Commerce, Grand Cayman, 6.875%, 7/3/2000...       6.99         15,000,000        15,000,000
Citibank, Grand Cayman, 6.625%, 7/3/2000.............................       6.74         15,000,000        15,000,000
Dexia Banque, Grand Cayman, 7%, 7/3/2000.............................       7.12         15,000,000        15,000,000
First Union National Bank, Grand Cayman, 6.75%, 7/3/2000.............       6.86         15,000,000        15,000,000
HSBC, Grand Cayman, 6.875%, 7/3/2000.................................       6.99         15,000,000        15,000,000
National Westminster Bank, Nassau, 6.937%, 7/3/2000..................       7.05         15,000,000        15,000,000
PNC Bank, Grand Cayman, 7%, 7/3/2000.................................       7.12         15,000,000        15,000,000
UBS, Grand Cayman, 6.812%, 7/3/2000..................................       6.93         15,000,000        15,000,000
Wachovia Bank, Grand Cayman, 6.65%, 7/3/2000.........................       6.76         15,000,000        15,000,000
                                                                                                         ------------
TOTAL FIXED TIME DEPOSITS  (Cost $225,000,000).......................                                     225,000,000
                                                                                                         ------------
US GOVERNMENT SECURITIES  19.9% (Cost $59,774,400)
US Treasury Bills, 7/27/2000.........................................       5.72         60,000,000        59,774,400
                                                                                                         ------------
REPURCHASE AGREEMENT  7.2%  (Cost $21,600,000)
State Street Bank & Trust 6.20%, dated 6/30/2000, maturing 7/3/2000 collateralized by: $22,790,000 US Treasury Notes 5.50%, 2/15/2008,
   with a fair market value of $22,248,738...........................       6.30         21,600,000        21,600,000
                                                                                                         ------------
TOTAL INVESTMENTS  102.1%  (Cost $306,374,400).......................                                     306,374,400

OTHER ASSETS LESS LIABILITIES  (2.1)%................................                                     (6,265,853)
                                                                                                         ------------
NET ASSETS  100.0% ..................................................                                    $300,108,547
                                                                                                         ============

------------------
See Notes to Financial Statements.

                                        4

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000

ASSETS:
Investments, at value:
   Fixed time deposits (Cost $225,000,000) ...................            $225,000,000
   US Government securities (Cost $59,774,400) ...............              59,774,400
   Repurchase agreement (Cost $21,600,000) ...................              21,600,000
                                                                          ------------                 $306,374,400
Cash .................................................................................                      130,657
Receivable for Capital Stock sold ....................................................                    6,306,583
Interest receivable ..................................................................                      139,629
Investment in, and expenses prepaid to, shareholder service agent ....................                       49,006
Other ................................................................................                      197,307
                                                                                                       ------------
Total Assets .........................................................................                  313,197,582
                                                                                                       ------------

LIABILITIES:
Payable for Capital Stock redeemed ...................................................                   12,424,797
Accrued expenses and other ...........................................................                      664,238
                                                                                                       ------------
Total Liabilities ....................................................................                   13,089,035
                                                                                                       ------------
Net Assets ...........................................................................                 $300,108,547
                                                                                                       ============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.01 par value; 1,400,000,000 shares authorized;
   300,093,612 shares outstanding):

   Class A ...........................................................................                   $2,347,186
   Class B ...........................................................................                      377,320
   Class C ...........................................................................                       36,139
   Class D ...........................................................................                      240,291
Additional paid-in capital ...........................................................                  297,106,428
Undistributed net realized gain ......................................................                        1,183
                                                                                                       ------------
NET ASSETS:
Applicable to 234,718,650 Class A shares, 37,732,000 Class B shares, 3,613,853
   Class C shares, and 24,029,109 Class D shares, equivalent to $1.00 per share ......                 $300,108,547
                                                                                                       ============

------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2000

INVESTMENT INCOME:
Interest ............................................................................                   $10,509,627
                                                                                                       ------------
EXPENSES:
Management fee ...............................................               $698,424
Distribution and service fees ................................                372,487
Shareholder account services .................................                352,231
Registration .................................................                 82,458
Auditing and legal fees ......................................                 33,914
Shareholder reports and communications .......................                 32,127
Custody and related services .................................                 24,894
Directors' fees and expenses .................................                  6,114
Miscellaneous ................................................                 44,018
                                                                            ---------
Total Expenses Before Fee Waiver ....................................................                     1,646,667
Fee Waiver...........................................................................                      (178,758)
                                                                                                       ------------
Total Expenses After Fee Waiver .....................................................                     1,467,909
                                                                                                       ------------
Net Investment Income ...............................................................                     9,041,718

NET REALIZED GAIN ON INVESTMENTS:
Net Realized Gain on Investments ....................................................                           254
                                                                                                       ------------
Increase in Net Assets from Operations ..............................................                   $ 9,041,972
                                                                                                       ============

------------------
See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                 SIX MONTHS
                                                                                    ENDED              YEAR ENDED
OPERATIONS:                                                                     JUNE 30, 2000       DECEMBER 31, 1999
                                                                                --------------      -----------------
Net investment income...................................................        $   9,041,718        $   16,526,196
Net realized gain on investments .......................................                  254                24,060
                                                                                --------------       --------------
Increase in Net Assets from Operations .................................            9,041,972            16,550,256
                                                                                --------------       --------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A ................................................................            (7,430,634)         (13,239,900)
Class B ................................................................              (903,600)          (1,322,133)
Class C ................................................................              (102,000)             (35,705)
Class D ................................................................              (601,504)          (1,914,210)
                                                                                --------------       --------------
Decrease in Net Assets from Distributions ..............................            (9,037,738)         (16,511,948)
                                                                                --------------       --------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares ..........................................           327,011,882          578,692,226
Investment of dividends ................................................             7,477,435           12,459,279
Exchanged from associated Funds.........................................         1,482,486,404        8,209,614,219
                                                                                --------------       --------------
Total ..................................................................         1,816,975,721        8,800,765,724
                                                                                --------------       --------------
Cost of shares redeemed.................................................          (434,712,046)        (829,766,335)
Exchanged into associated Funds.........................................        (1,452,930,065)      (7,950,126,099)
                                                                                --------------       --------------
Total...................................................................        (1,887,642,111)      (8,779,892,434)
                                                                                --------------       --------------
Increase (Decrease) in Net Assets from Capital Share Transactions ......           (70,666,390)          20,873,290
                                                                                --------------       --------------
Increase (Decrease) in Net Assets ......................................           (70,662,156)          20,911,598

NET ASSETS:
Beginning of period ....................................................           370,770,703          349,859,105
                                                                                --------------       --------------
End of Period ..........................................................        $  300,108,547       $  370,770,703
                                                                                ==============       ==============

------------------
See notes to financial statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. Multiple Classes of Shares -- Seligman Cash Management Fund, Inc. (the "Fund") offers four classes of shares: Class A shares, Class B shares, Class C shares, and Class D shares, each of which may be acquired by investors at net asset value. Class A shares acquired by an exchange from another Seligman investment company originally purchased in an amount of $1,000,000 or more without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1% if redeemed within 18 months of original purchase. Class B shares are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of

NOTES TO FINANCIAL STATEMENTS

purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares acquired by an exchange from another Seligman investment company are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of the original purchase. Class D shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation -- The Fund uses the amortized cost method for valuing its short-term securities. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and the maturity value of the issue over the period to maturity. Shares of certain other funds in the Seligman Group of Investment Companies purchased to offset the Fund's liability for deferred directors' fees are valued at current market values and included in other assets.

b. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. The cost of investments for federal income tax purposes is substantially the same as the cost for financial reporting purposes. Interest income, including the amortization of discount or premium, is recorded as earned. Dividends are declared daily and paid monthly.

d. Repurchase Agreements -- The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J.& W. Seligman & Co. Incorporated (the "Manager"). Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral.

e. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses, if any, are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2000, distribution and service fees were the only class-specific expenses.

NOTES TO FINANCIAL STATEMENTS

3. Capital Share Transactions -- The Fund has authorized 1,400,000,000 shares of $0.01 par value Capital Stock. Transactions in shares of Capital Stock, each at a value of $1.00 per share, were as follows:

                                      Six Months
                                         Ended         Year Ended
                                     June 30, 2000  December 31, 1999
                                    --------------  -----------------
Class A
Sale of shares ...................     317,584,271      546,954,171
Investment of
 dividends........................       6,255,527       10,306,371
Exchanged from
 associated Funds ................   1,259,201,588    5,622,443,254
                                    --------------   --------------
Total.............................   1,583,041,386    6,179,703,796
                                    --------------   --------------
Shares redeemed...................    (402,479,262)    (707,787,966)
Exchanged into
 associated Funds.................  (1,239,611,521)  (5,451,596,881)
                                    --------------   --------------
Total.............................  (1,642,090,783)  (6,159,384,847)
                                    --------------   --------------
Increase (Decrease)
 in Shares .......................     (59,049,397)      20,318,949
                                    ==============   ==============
Class B
Sale of shares....................      4,014,660         8,649,264
Investment of
 dividends .......................        700,316         1,098,450
Exchanged from
 associated Funds ................     93,863,510       187,602,839
                                    -------------    --------------
Total.............................     98,578,486       197,350,553
                                    -------------    --------------
Shares redeemed ..................    (13,716,504)      (17,403,964)
Exchanged into
 associated Funds.................    (89,739,785)     (161,526,822)
                                    -------------    --------------
Total.............................   (103,456,289)     (178,930,786)
                                    -------------    --------------
Increase (Decrease)
 in Shares .......................     (4,877,803)       18,419,767
                                    =============    ==============

                                       Six Months      May 27, 1999*
                                          Ended             To
                                     June 30, 2000  December 31, 1999
                                    --------------  -----------------
Class C
Sale of shares ...................      1,805,962         1,846,950
Investment of
 dividends........................         69,940            25,130
Exchanged from
 associated funds.................     39,840,207        34,648,180
                                    -------------    --------------
Total ............................     41,716,109        36,520,260
                                    -------------    --------------
Shares redeemed ..................     (4,256,744)         (231,691)
Exchanged into
 associated funds.................    (39,150,835)      (30,983,246)
                                    -------------    --------------
Total.............................    (43,407,579)      (31,214,937)
                                    -------------    --------------
Increase (Decrease)
 in Shares .......................     (1,691,470)        5,305,323
                                    =============    ==============
------------------
* Commencement of offering of shares.

                                      Six Months
                                         Ended         Year Ended
                                     June 30, 2000  December 31, 1999
                                    --------------  -----------------
Class D
Sale of shares ..................        3,606,989       21,241,859
Investment of
 dividends ......................          451,651        1,029,328
Exchanged from
 associated Funds................       89,581,099    2,364,919,946
                                    --------------   --------------
Total ...........................       93,639,739    2,387,191,133
                                    --------------   --------------
Shares redeemed .................      (14,259,536)    (104,342,716)
Exchanged into
 associated Funds................      (84,427,924)  (2,306,019,150)
                                    --------------   --------------
Total ...........................      (98,687,460)  (2,410,361,866)
                                    --------------   --------------
Decrease in Shares...............       (5,047,721)     (23,170,733)
                                    ==============   ==============

4. Management Fee, Distribution Services, and Other Transactions -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and paid monthly, equal to a per annum percentage of the Fund's average daily net assets.

   The management fee rate is calculated on a sliding scale of 0.45% to 0.375% based on average daily net assets of all the investment companies managed by the Manager. The Manager, at its discretion, agreed to waive a portion of its management fee equal to an annual rate of 0.10%. The management fee for the six months ended June 30, 2000, was equivalent to an annual rate of 0.29% of the Fund's average daily net assets.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with Seligman Advisors, Inc. (the "Distributor") and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of Class A shares, attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The

NOTES TO FINANCIAL STATEMENTS

Distributor, and likewise the Fund, did not make payments under the Plan with respect to Class A shares during the six months ended June 30, 2000.

    Under the Plan, with respect to Class B shares, Class C shares issued in exchange from another Seligman investment company and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of share holder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the six months ended June 30, 2000, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $212,210, $19,301, and $140,976, respectively.

    The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 2000, such charges amounted to $260,094.

    The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor, for the six months ended June 30, 2000, amounted to $5,854.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2000, Seligman Services, Inc. received commissions of $1,515 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $3,863, pursuant to the Plan.

    Seligman Data Corp., owned by the Fund and certain associated investment companies, charged the Fund at cost $352,231 for share holder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $3,719.

    Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 2000, of $122,419, is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

FINANCIAL HIGHLIGHTS

    The tables below are intended to help you understand each Class's financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares out standing. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                               CLASS A
                                                  -------------------------------------------------------------
                                                  SIX MONTHS                 YEAR ENDED DECEMBER 31,
                                                     ENDED    -------------------------------------------------
                                                    6/30/00    1999        1998      1997       1996      1995
                                                  ----------  --------   --------   --------  --------  -------
PER SHARE DATA:
Net Asset Value, Beginning of Period..........      $1.000     $1.000     $1.000    $1.000    $1.000     $1.000
                                                  --------    -------   --------  --------  --------   --------
Income from Investment Operations:
Net investment income ........................       0.026      0.042      0.045     0.047     0.046      0.051
                                                  --------    -------   --------  --------  --------   --------
Total from Investment Operations .............       0.026      0.042      0.045     0.047     0.046      0.051
                                                  --------    -------   --------  --------  --------   --------
Less Distributions:
Dividends from net investment income..........      (0.026)    (0.042)    (0.045)   (0.047)   (0.046)    (0.051)
                                                  --------    -------   --------  --------  --------   --------
Total Distributions ..........................      (0.026)    (0.042)    (0.045)   (0.047)   (0.046)    (0.051)
                                                  --------    -------   --------  --------  --------   --------
Net Asset Value, End of Period ...............      $1.000     $1.000     $1.000    $1.000    $1.000     $1.000
                                                  ========    =======   ========  ========  ========   ========
TOTAL RETURN:                                         2.60%      4.30%      4.59%     4.80%     4.71%      5.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)......     $234,729   $293,776   $273,427   $206,604  $208,950  $177,315
Ratio of expenses to average net assets.......        0.61%+     0.57%      0.71%      0.78%     0.79%     0.86%
Ratio of net investment income to average
   net assets.................................        5.23%+     4.21%      4.50%     4.70%      4.61%     5.08%
Without management fee waiver:**
Ratio of expenses to average net assets.......        0.71%+     0.66%
Ratio of net investment income to average
   net assets ................................        5.13%+     4.12%

------------------
See footnotes on page 13.

FINANCIAL HIGHLIGHTS

                                                                     CLASS B                        CLASS C
                                                 ---------------------------------------------  -----------------
                                                    SIX                                           SIX
                                                  MONTHS     YEAR ENDED DECEMBER 31,   4/22/96* MONTHS  5/27/99*
                                                   ENDED    ------------------------     TO      ENDED     TO
                                                  6/30/00     1999     1998     1997   12/31/96  6/30/00 12/31/99
                                                  -------   -------  -------   ------  --------  ------- --------
PER SHARE DATA:
Net Asset Value, Beginning of Period.........      $1.000    $1.000   $1.000   $1.000   $1.000   $1.000   $1.000
                                                  -------   -------  -------   ------- -------  -------  -------
Income from Investment Operations:
Net investment income .......................       0.021     0.032    0.035    0.037    0.025    0.022    0.022
                                                  -------   -------  -------   ------- -------  -------  -------
Total from Investment Operations ............       0.021     0.032    0.035    0.037    0.025    0.022    0.022
                                                  -------   -------  -------   ------- -------  -------  -------
Less Distributions:

Dividends from net investment income.........      (0.021)   (0.032)  (0.035)  (0.037)  (0.025)  (0.022)  (0.022)
                                                  -------   -------  -------   ------- -------  -------  -------
Total Distributions..........................      (0.021)   (0.032)  (0.035)  (0.037)  (0.025)  (0.022)  (0.022)
                                                  -------   -------  -------   ------- -------  -------  -------
Net Asset Value, End of Period ..............      $1.000    $1.000   $1.000   $1.000   $1.000   $1.000   $1.000
                                                  =======   =======  =======   ======= =======  =======  =======
TOTAL RETURN:                                        2.10%     3.26%    3.56%    3.77%    2.44%    2.19%    2.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted).....      $37,735   $42,612  $24,189  $10,858   $2,493   $3,614   $5,305
Ratio of expenses to average net assets......        1.61%+    1.57%    1.71%    1.78%    1.78%+   1.43%+   1.25%+
Ratio of net investment income to average
   net assets................................        4.23%+    3.21%    3.50%    3.70%    3.58%+   4.41%+   3.64%+
Without management fee waiver:**
Ratio of expenses to average net assets .....        1.71%+    1.66%                               1.53%+   1.35%+
Ratio of net investment income to average
   net assets................................        4.13%+    3.12%                               4.31%+   3.54%+

------------------
See footnotes on page 13.

FINANCIAL HIGHLIGHTS

                                                                               CLASS D
                                                 --------------------------------------------------------------
                                                  SIX MONTHS                 YEAR ENDED DECEMBER 31,
                                                     ENDED    -------------------------------------------------
                                                    6/30/00    1999        1998      1997       1996      1995
                                                  ----------  --------   --------   --------  --------  -------
PER SHARE DATA:
Net Asset Value, Beginning of Period..........      $1.000     $1.000     $1.000    $1.000    $1.000     $1.000
                                                  --------    -------   --------  --------  --------   --------
Income from Investment Operations:
Net investment income.........................       0.021      0.032      0.035     0.037     0.036      0.040
                                                  --------    -------   --------  --------  --------   --------
Total from Investment Operations .............       0.021      0.032      0.035     0.037     0.036      0.040
                                                  --------    -------   --------  --------  --------   --------
Less Distributions:
Dividends from net investment income..........      (0.021)    (0.032)    (0.035)   (0.037)   (0.036)    (0.040)
                                                  --------    -------   --------  --------  --------   --------
Total Distributions...........................      (0.021)    (0.032)    (0.035)   (0.037)   (0.036)    (0.040)
                                                  --------    -------   --------  --------  --------   --------
Net Asset Value, End of Period ...............      $1.000     $1.000     $1.000    $1.000    $1.000     $1.000
                                                  ========    =======   ========  ========  ========   ========
TOTAL RETURN:                                         2.10%      3.26%      3.56%     3.77%     3.67%      4.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)......      $24,031    $29,078    $52,243   $24,110   $22,309    $14,554
Ratio of expenses to average net assets.......        1.61%+     1.57%      1.71%     1.78%     1.79%      1.90%
Ratio of net investment income to average
   net assets ................................        4.23%+     3.21%      3.50%     3.70%     3.61%      4.02%
Without management fee waiver:**
Ratio of expenses to average net assets.......        1.71%+     1.66%
Ratio of net investment income to average
   net assets.................................        4.13%+     3.12%

------------------
* Commencement of offering of shares.
** The Manager, at its discretion, waived a portion of its fees.
+  Annualized.
See notes to financial statements.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders,
Seligman Cash Management Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Cash Management Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations for the six months then ended, and of changes in net assets for the six months then ended and for the year ended December 31, 1999, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Cash Management Fund, Inc. as of June 30, 2000, the results of its operations for the six months then ended, and the changes in its net assets and the financial highlights for all the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
August 4, 2000


FOR MORE INFORMATION

Manager
J. & W. Seligman & Co.
   Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450    Shareholder Services
(800) 445-1777    Retirement Plan
                  Services
(212) 682-7600    Outside the
                  United States
(800) 622-4597    24-Hour
                  Automated Telephone
                  Access Service

BOARD OF DIRECTORS

John R. Galvin 2, 4
Director, Raytheon Company
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2, 4 Director, Kimberly-Clark Corporation Director, Baptist Medical Center Director, Conoco Inc.

John E. Merow 2, 4
Director, Commonwealth Industries, Inc.
Trustee, New York-Presbyterian Hospital
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation

William C. Morris 1
Chairman
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch,
   Law Firm

James Q. Riordan 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President
President, J. & W. Seligman & Co.  Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company
Member of the Board of Governors,
   Investment Company Institute

Director Emeritus
Fred E. Brown
Director and Consultant,
   J. & W. Seligman & Co. Incorporated

----------------
Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee
         4 Board Operations Committee


EXECUTIVE OFFICERS

William C. Morris
Chairman

Brian T. Zino
President

Lawrence P. Vogel
Vice President and Treasurer

Gary S. Zeltzer
Vice President

Frank J. Nasta
Secretary

                             SELIGMAN ADVISORS, INC.
                                 an affiliate of

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

                                www.seligman.com


This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Cash Management Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

TXCM3 6/00